First Quarter 2019 Earnings Presentation MAY 2019 © 2019 Cardlytics – Proprietary and Confidential

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and the financial position of Cardlytics, Inc. (“Cardlytics,” “we,” “us” or “our”), our business strategy and plans, our objectives for future operations, including our long-term model, our target adjusted EBITDA in 2020 and our target MAUs and ARPU in 2021 and our financial guidance for the quarter ended June 30, 2019 and the year ended December 31, 2019 are forward- looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks and uncertainties. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward- looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted FI Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted FI Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. 2 © 2019 Cardlytics – Confidential and Proprietary

We power a native ad platform for marketers in banks’ digital channels. © 2019 Cardlytics – Proprietary and Confidential

Cardlytics provides a scaled solution based on purchase intelligence DISTINCTIVE BENEFITS FOR MARKETERS >108M Reach valuable banked customers MONTHLY ACTIVE USERS Operate in a brand-safe, privacy-protected, trusted digital channel Market to the most valuable customers based $2.4T on their actual spending IN ANNUAL SPEND Drive in-store and online traffic Closed-loop solution measures marketing 2IN5 results to the penny CARD SWIPES 4 © 2019 Cardlytics – Proprietary and Confidential

In 2019, we are focused on unlocking the value of prior years’ investments ACCELERATE DEMONSTRATE EVOLVE TOP-LINE GROWTH OPERATING LEVERAGE THE PLATFORM Leverage significant increase in Realize the value of Move to an always-on, highly scale to land new clients, expand technology, infrastructure, automated platform that can reduce into new target verticals, and grow and personnel investments to buying friction, be extended to third budgets with current clients support >200M MAUs parties, and support richer media Estimated FY 2020 Estimated FY 2021 Positive adjusted EBITDA in A return to normalized 2020 through exhibited ARPU levels by the operating leverage* end of 2021 * A reconciliation of non-GAAP adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure. 5 © 2019 Cardlytics – Proprietary and Confidential

Billings and Adjusted Contribution best reflect performance BILLINGS CONSUMER INCENTIVE Total in aggregate Set by CDLX to achieve marketing objectives; paid by marketers can fluctuate based on desired outcome ENHANCED CONSUMER INCENTIVE Additional Consumer Incentives funded by FI partners GAAP REVENUE Recognized as Revenue; to be split between CDLX & our FI partners FI SHARE Portion of Revenue shared with FI partners ADJUSTED CONTRIBUTION Amount retained by CDLX; net of FI Share 6 © 2019 Cardlytics – Proprietary and Confidential

In Q1 2019, more Consumer Incentives were funded by FI Share, reducing Revenue growth without materially impacting Adjusted Contribution Share of Billings CONSUMER More FI Share utilized as Consumer INCENTIVE CONSUMER 1 Incentive to drive engagement; this INCENTIVE decreases FI Share FI SHARE The increase in Consumer Incentive FI SHARE 2 compresses GAAP Revenue ADJUSTED ADJUSTED GAAP REVENUE GAAP No material impact to Adjusted Contribution CONTRIBUTION CONTRIBUTION 3 7 © 2019 Cardlytics – Proprietary and Confidential

Financial Information and Operating Metrics © 2019 Cardlytics – Proprietary and Confidential

Positive year-over-year growth $70.2 ($ in millions) Adj. Contribution(1)(2)(3) Billings(1) Revenue $58.6 $58.3 Q1 Billings +20% y/y $51.4 $48.6 $45.5 $47.6 $48.8 $40.1 $47.8 $39.3 $35.6 $34.6 $36.0 $32.8 $31.4 $32.7 $26.9 $22.1 $17.2 $17.4 $17.0 $17.6 $14.2 $16.2 13.5 $10.6 Q1 Adj. Contribution +24% y/y Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 (1) Adjusted contribution and billings are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation. (2) Adjusted contribution includes the impact of an accrued expense totaling $1.5 million during both the first and second quarters of 2017 related to an expected shortfall in meeting a minimum FI Share commitment. The accrued expense was reversed during the third quarter of 2017, resulting in a non-cash gain totaling $3.0 million. 9 © 2019 Cardlytics – Proprietary and Confidential (3) Adjusted contribution includes the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with Lloyds, which contains certain amendments that are retroactively applied as of 1/1/2018.

Q1 2019 results $58,550 20% $48,762 ($ in thousands) $22,562 Three Months Ended March 31, Change CONSUMER $16,049 INCENTIVE 2018 2019 $ % Billings(1) $ 48,762 $ 58,550 $ 9,788 20% Consumer Incentives 16,049 22,562 6,513 41 $18,351 ADJUSTED $18,489 Revenue 32,713 35,988 3,275 10 FI SHARE (1) Adjusted FI Share and other third-party 24% 18,489 18,351 (138) (1) costs(1) Adjusted Contribution(1) $ 14,224 $ 17,637 $ 3,413 24% $17,637 ADJUSTED CONTRIBUTION(1) $14,224 (1) Billings, adjusted FI share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation. BILLINGS(1) BILLINGS(1) Q1 2018 Q1 2019 10 © 2019 Cardlytics – Proprietary and Confidential

Significant FI MAU increase precedes expected Billings growth and future ARPU expansion (FI MAUs in millions) $0.66 $0.60 $0.58 $0.57 108.5 $0.54 $0.55 $0.55 $0.47 83.2 $0.33 58.7 58.7 58.8 59.3 55.4 51.9 53.7 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 FI MAUs ARPU 11 © 2019 Cardlytics – Proprietary and Confidential

Q1 2019 Results ($ in thousands, except EPS and ARPU) Three Months Ended March 31, 2018 2019 Change Change (%) BILLINGS(1) $48,762 $58,550 $9,788 20.1% Customer Incentives 16,049 22,562 6,513 40.6% REVENUE 32,713 35,988 3,275 10.0% ADJUSTED CONTRIBUTION(1) 14,224 17,637 3,413 24.0% Net loss attributable to common stockholders (20,212) (6,314) 13,898 --- Net loss per share (EPS) ($1.54) ($0.28) $1.26 --- ADJUSTED EBITDA(1) ($3,076) ($3,179) ($103) --- Adjusted EBITDA margin(1) (9.4%) (8.8%) --- --- Non-GAAP net loss(1) (6,147) (5,097) 1,050 --- Non-GAAP net loss per share(1) ($0.35) ($0.23) $0.12 --- FI MAUs (in millions) 58.7 108.5 49.8 84.8% ARPU $0.55 $0.33 ($0.22) (39.6%) (1) Billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation. 12 © 2019 Cardlytics – Proprietary and Confidential

Guidance ($ in millions) Q2 2019 FY 2019 Billings(1) $61.0 – $66.0 $270.0 – $290.0 Revenue $42.0 – $45.0 $175.0 – $190.0 Adjusted Contribution(2) $19.0 – $21.0 $83.0 – $88.0 Adjusted EBITDA(3) $(4.0) – $(3.0) $(8.0) – $(5.0) (1) A reconciliation of billings to GAAP revenue on a forward-looking basis is presented in appendix to this presentation under the heading "Reconciliation of Forecasted GAAP Revenue to Billings.“ (2) A reconciliation of non-GAAP adjusted contribution to GAAP revenue on a forward-looking basis is presented in appendix to this presentation under the heading "Reconciliation of Forecasted GAAP Revenue to Adjusted Contribution." (3) A reconciliation of non-GAAP adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure. 13 © 2019 Cardlytics – Proprietary and Confidential

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© 2019 Cardlytics – Proprietary and Confidential